                                                                    Exhibit A-51
FONN SSC-C1
STELE FORM 41688

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                          CERTIFICATE OF INCORPORATION

                                       OF

                        NIPSCO DEVELOPMENT COMPANY, INC .

I, EVAN BAYH, Secretary of State of Indiana, hereby certify that Articles of Incorporation of the above Corporation, in the form prescribed by my office, prepared and signed in duplicate by the incorporator(s), and acknowledged and verified by the same, have been presented to me at my office accompanied by the fees prescribed by law; that I have found such Articles conform to lain; that I have endorsed my approval upon the duplicate copies of such Articles; that all fees haze been paid as required by lain; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the incorporator(s) of his(their) representatives; all as prescribed by the provisions of the

INDIANA BUSINESS CORPORATION LAW as amended.

NOW, THEREFORE, 1 hereby issue to such Corporation this Certificate of Incorporation, and further certify that its corporate existence has begun.

                  lit Witness Whereof, I have hereunto set my hand and affixed the seal of the state of Indiana, at the city of Indianapolis,
(SEAL)
                  this 17th day of August 1987

                  /s/Evan Bayh
                  ------------
                  EVAN BAYH, SECRETARY R OF STATE

                                                       By /s/ Debra G. Schaub
                                                       ----------------------
                                                       Debra G. Schaub Deputy

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                            ARTICLES OF INCORPORATION
                                       OF
                        NIPSCO Development Company, Inc.

      The undersigned incorporator or incorporators, desiring to form a corporation (hereinafter referred to as the "Corporation") pursuant to the provisions of:

(Indicate appropriate act)

X     Indiana

-     Medical Professional Corporation Act

-     Dental Professional Corporation Act

-     Professional Corporation Act of 1965

- I.C. 23-1-13.5 (Professional Accounting Corporations) pursuant to the Indiana General Corporation Act. (Professional Accounting Corporations are considered to be formed pursuant to the authority of the Indiana General Corporation Act. but subject to the provisions of I.C. 23-1-13.5)

as amended (hereinafter referred to as the "Act"), execute the following Articles of Incorporation:

                                    ARTICLE I
                                      NAME

The name of the Corporation is  NIPSCO Development Company, Inc .

(The name must contain the word "Corporation" or "Incorporated", or an abbreviation of one of these words.)

                                   ARTICLE II
                                    Purposes

The purposes for which the Corporation is formed are

All lawful purposes authorized under the Indiana Business Corporation Law.

State Form 41598

                                                 Corporate Form No. 101-Page Two

                   Prescribed by Edwin J. Simcox. Secretary of State (Oct. 1981)

                                   ARTICLE III

PERIOD OF EXISTENCE

The period during which the Corporation shall continue is perpetual.
                     (perpetual or a stated period of time)


ARTICLE IV
                     Registered Agent and Registered Office

Section 1. Resident Agent. The name and address of the Corporation's Resident Agent for service of process


is            Edmund A.Schroer                    5265 Hohman Avenue
                  (Name)                   (Number and Street or Building)

    Hammond               Indiana                 46320
    (City)                (State)                 (Zip Code)

Section 2. Principal Office. The post office address of the principal office of the Corporation is


          5265 Hohman              Hammond       Indiana            46320
(Number and Street or Building)     (City)       (State)          (Zip Code)


(THE RESIDENT AGENT AND PRINCIPAL OFFICE ADDRESS must be LOCATED IN INDIANA.)

                                    ARTICLE V
                                Authorized Shares

Section 1. Number (if Shard:

The total number of shares which the Corporation is to have authority to issue is 1 .,000


A.  ------------------

B. The number of authorized shares which the corporation designates as without par value is 1,000.

Section 2. Terms of Shard (if any):

The shares of authorized capital stock of the corporation shall consist of one thousand (1,000) shares of one class of common capital stock, without par value. Every share of the no par value common stock whenever and for whatever consideration issued shall be equal to every other share of such common stock and shall be entitled to the same rights as every other share of such common stock and all distributions of earnings or assets of the

Corporation shall be distributable to the holders of such common stock.

Section 3. Voting Rights of Capital Stock.

Each share of the common stock shall be entitled to one (1) vote at every shareholders' meeting on all questions submitted to shareholders.

                                               Corporate Form 1u. 101-Page Three

                               Prescribed by Edwin J. Simcox. Secretary of State

                                                                     (Oct. 1981)

                                   ARTICLE VI
                      Requirements Prior To Doing Business

         The Corporation will not commence business until consideration of the value of at least S 1,000 (one thousand dollar) has been received for the issuance of shares.



                                   ARTICLE VII
                                   Director(s)

      Section 1. Number of Directors: The initial Board of Directors is composed of three member(s). The number of directors may be from time to time fixed by the By-Laws of the Corporation at any number. In the absence of a By-Law fixing the number of directors, the number shall be three

      Section 2. Names and Post Office Addresses of the Director(s): The name(s) and post office address(es) of the initial Board of Director(s) of the Corporation is (arc):

Name                           Number and Street or Building     City       State   Zip Code
----                           -----------------------------     ----       -----   --------
Jack W. Stine                     5265 Hohman Avenue            Hammond     IN       46320
Jerry M. Springer                 5265 Hohman Avenue            Hammond     IN       46320
Glen E. LaVine                    5265 Hohman Avenue            Hammond     IN       46320

Section 3. Qualifications of Directors (if any):

The directors of the Corporation need not be shareholders of the corporation. A majority of the directors at any time shall be citizens of the United States of America.

                                               Corporate Form 1u. 101-Page Three

                               Prescribed by Edwin J. Simcox. Secretary of State

                                                                     (Oct. 1981)

ARTICLE VIII
                                Incorporator (s)

The name(s) and post office address(es) of the incorporator(s) of the Corporation is (are):

Namc                           Number and Street or Building        City              State          Zip Code
Richard M. Schumacher             EICHHORN, EICHHORN & LINK
                                  200 Russell Street
                                  P.O. Box 6328                     Hammond           Indiana          46325-6328

ARTICLE IX

PROVISIONS FOR REGULATION OF BUSINESS

                     acid Conduct of Affairs of Corporation

          ("Powers" of the Corporation, its directors or shareholders)
                     (Attach additional pages, if necessary)

Section 1. Consideration for No Par Shares.

Shares of stock of the Corporation without nominal or par value may be issued and disposed of from time to time for such consideration as may be determined by the Board of Directors..

Section 2. Preemptive Rights.

The shareholders shall have no preemptive rights to subscribe to or purchase any shares of capital stock of the Corporation of any class, or treasury shares, or any obligations convertible into capital stock of the Corporation.

THIS DOCUMENT MUST BE SIGNED BY ALL INCORPORATORS.

I (We) hereby verify subject to penalties of perjury that the facts contained herein are true. (Notarization riot necessary)


/s/ Richard M. Schumacher                        Richard M. Schumacher
-------------------------
(Written Signature)                              (Printed Signature)

(Written Signature)                              (Printed Signature)

(Written Signature)                              (Printed Signature)


This instrument was prepared by Richard M. Schumacher, Attorney at


Law, 200 Russell Street, P.O. Box 6328    Hammond     Indiana    46325-6328
      (Number and Street or Building)      (City)      (State)     (Zipcode)